                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 22, 1999


                                 MARITRANS INC.
               (Exact name of company as specified in its charter)


           Delaware                       1-9063                51-0343903
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


         1818 Market Street, Suite 3540
           Philadelphia, Pennsylvania                             19103
    (Address of principal executive offices)                   (Zip Code)


                                 (215) 864-1200
          (Telephone number, including area code, of agent for service)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On December 22, 1999, Maritrans Inc. completed the sale of ten barges, ranging in size from 55,000 to 155,000 barrels of capacity, and eight tugboats to K-Sea Transportation LLC. The total proceeds from the transaction were $34 million comprised of $29 million of cash and $5 million in the form of a note. The selling price of the vessels was based on the fair market value of those vessels at the time of the sale.

         This transaction and the transaction discussed in Item 5. below represent approximately 15% of the Company's net fixed asset value as of September 30, 1999, 25% of the Company's cargo-carrying capacity and 22% of the Company's total revenue for the nine months ended September 30, 1999.

Item 5.  Other Events
         ------------

         The Company also disposed of assets on December 8, 1999, which did not exceed 10% of the total assets of the Company. The sale consisted of five barges, ranging in size from 32,000 to 53,000 barrels of capacity, and three tugboats to Vane Line Bunkering Inc. The total proceeds from the transaction were $14 million, based on the fair market value of those vessels, and were comprised of $10 million of cash and $4 million in the form of a note. As a non-material transaction, the disposition on December 8, 1999 is voluntarily reported as additional information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (b) Pro Forma Financial Information

             Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1998 (Unaudited)

             Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1999 (Unaudited)

             Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999 (Unaudited)

         (c) Exhibits

             10 - Agreement of Sale dated October 11, 1999 between Maritrans Operating Partners L.P. and K-Sea Transportation LLC*

             99 - Press Release dated December 22, 1999*

         * - Previously filed by the Company in its Current Report on Form 8-K dated January 5, 2000.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
         FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE NINE MONTHS ENDED
                               SEPTEMBER 30, 1999


The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 give effect to the disposition of the sale of a portion of the Company's assets to (i) K-Sea Transportation LLC for total consideration of $34 million of which $29 million was received in cash and $5 million was received in the form of a note and (ii) Vane Line Bunkering Inc. for total consideration of $14 million of which $10 million was received in cash and $4 million was received in the form of a note as if the transaction had occurred at the beginning of the period presented. The following unaudited pro forma financial data may not be indicative of what the results of operations or financial position of Maritrans Inc. would have been, had the transactions to which such data gives effect had been completed on the date assumed, nor are such data necessarily indicative of the results of operations or financial position of Maritrans Inc. that may exist in the future. The following unaudited pro forma information and notes thereto should be read in conjunction with the consolidated financial statements and notes of Maritrans Inc. as of December 31, 1998 and 1997 and for each of the three years in the period then ended included in the Company's 1998 Annual Report on Form 10-K filed with the Securities and Exchange Commission and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

                                 MARITRANS INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          ($000, except per share data)

                                                                                                  Pro Forma for
                                                         Year ended           Pro Forma           the year ended
                                                     December 31, 1998       Adjustments        December 31, 1998
                                                     ------------------------------------------------------------
   Revenues                                             $ 151,839           $ (37,159) (1)          $  114,680

     Costs and expenses:
         Operation expense                                 86,616             (22,480) (1)              64,136
         Maintenance expense                               26,148              (5,962) (1)              20,186
         General and administrative                         8,668                  --                    8,668
         Depreciation and amortization                     19,578              (3,415) (1)              16,163
                                                        ---------           ---------               ----------

         Total operating expense                          141,010             (31,857)                 109,153
                                                        ---------           ---------               ----------

     Operating income                                      10,829              (5,302)                   5,527

     Interest expense                                      (6,945)                 --                   (6,945)
     Other income, net                                      1,102                  --                    1,102
                                                        ---------           ---------               ----------

     Income (loss) before income taxes                      4,986              (5,302)                    (316)

     Income tax provision (benefit)                         1,870              (2,015) (2)                (145)
                                                        ---------           ---------               ----------

     Net income (loss)                                  $   3,116           $  (3,287)              $     (171)
                                                        =========           =========               ==========


     Earnings (loss) per share:

     Basic earnings (loss) per share                       $ 0.26                                      $( 0.01)
     Weighted average of shares
        outstanding - basic                            11,929,040                                   11,929,040

     Diluted earnings (loss) per share                     $ 0.26                                      $( 0.01)
     Weighted average of shares
        outstanding - diluted                          12,187,376                                   11,929,040

                                 MARITRANS INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          ($000, except per share data)


                                                                                                 Pro Forma for the
                                                                               Pro Forma         nine months ended
                                                     September 30, 1999       Adjustments       September 30, 1999
                                                     ------------------------------------------------------------
   Revenues                                           $   117,417          $  (26,232) (1)          $   91,185

     Costs and expenses:
         Operation expense                                 66,611             (16,463) (1)              50,148
         Maintenance expense                               21,869              (4,389) (1)              17,480
         General and administrative                         7,435                  --                    7,435
         Depreciation and amortization                     15,512              (2,545) (1)              12,967
                                                      -----------          ----------               ----------

         Total operating expense                          111,427             (23,397)                  88,030
                                                      -----------          ----------               ----------

     Operating income                                       5,990              (2,835)                   3,155

     Interest expense                                      (5,170)                 --                   (5,170)
     Other income (loss), net                                (687)                 --                     (687)
                                                      -----------          ----------               ----------

     Income (loss) before income taxes                        133              (2,835)                  (2,702)

     Income tax provision (benefit)                            57              (1,219) (2)              (1,162)
                                                      -----------          ----------               ----------

     Net income (loss)                                $        76          $   (1,616)              $   (1,540)
                                                      ===========          ==========               ==========

     Earnings (loss) per share:

     Basic earnings (loss) per share                       $ 0.01                                     $ ( 0.13)
     Weighted average of shares
        outstanding - basic                            11,809,985                                   11,809,985

     Diluted earnings (loss) per share                     $ 0.01                                     $ ( 0.13)
     Weighted average of shares
        outstanding - diluted                          11,922,684                                   11,809,985


  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE NINE MONTHS ENDED
                               SEPTEMBER 30, 1999

(1) To eliminate the revenue and direct expenses associated with the vessels that were sold by the Company assuming such disposition occurred as of the beginning of the period presented.

    No pro forma adjustment has been made to general and administrative expenses as there were no direct reductions in these expenses associated with the transactions; however, the Company expects general and administrative expense to decrease in the future as a result of these transactions.

    Because the vessels sold were a portion of a pool of vessels in a fleet mortgage under the Company's indenture, no pro forma allocation of interest expense has been made. Further, the Company has not reflected pro forma earnings on the proceeds of the sales.

(2) The Company's pro forma tax provision reflects an effective tax rate of 38% and 43% for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively, which represents the federal and state income taxes associated with the pro forma adjustments.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF
                               SEPTEMBER 30, 1999

The following unaudited pro forma condensed consolidated balance sheet gives effect to the disposition of the sale of a portion of the Company's assets to
(i) K-Sea Transportation LLC for total consideration of $34 million of which $29 million was received in cash and $5 million was received in the form of a note and (ii) Vane Line Bunkering Inc. for total consideration of $14 million of which $10 million was received in cash and $4 million was received in the form of a note as if the transaction had occurred on September 30, 1999. The following unaudited pro forma financial data may not be indicative of what the results of operations or financial position of Maritrans Inc. would have been, had the transactions to which such data gives effect had been completed on the date assumed, nor are such data necessarily indicative of the results of operations or financial position of Maritrans Inc. that may exist in the future. The following unaudited pro forma information and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto of Maritrans Inc. as of September 30, 1999 included in the Company's Form 10-Q filed with the Securities and Exchange Commission.

                                 MARITRANS INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                     ($000)


                                                                                                 Pro Forma for the
                                                                               Pro Forma         nine months ended
                                                     September 30, 1999       Adjustments       September 30, 1999
                                                     --------------------------------------------------------------
ASSETS

Cash and cash equivalents                             $    18,452         $        --              $    18,452
Restricted cash                                                --              39,000  (1)              39,000
Other current assets                                       34,579              (1,198) (1)              33,381
                                                      -----------         -----------               ----------
         Total current assets                              53,031              37,802                   90,833

Vessels and equipment                                     335,574             (61,809) (1)             273,765
     Less accumulated depreciation                        157,192             (38,843) (1)             118,349
                                                      -----------         -----------               ----------
          Net vessels and equipment                       178,382             (22,966)                 155,416

Other                                                       6,086               2,335  (1)               8,421
                                                      -----------         -----------               ----------

          Total assets                                $   237,499         $    17,171                  254,670
                                                      ===========         ===========               ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Total current liabilities                                  33,619              14,895  (1)              48,514
Long-term debt                                             71,457                  --                   71,457
Deferred shipyard costs                                    12,185              (2,018) (1)              10,167
Other liabilities                                           5,132                  --                    5,132
Deferred income taxes                                      30,612              (6,812) (1)              23,800

Stockholders' equity                                       84,494              11,106  (1)              95,600
                                                      -----------         -----------               ----------

          Total liabilities and stockholders' equity  $   237,499         $    17,171               $  254,670
                                                      ===========         ===========               ==========

     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF
                               SEPTEMBER 30, 1999


(1) To reflect the sale of assets to K-Sea Transportation LLC and Vane Line Bunkering Inc. as if such dispositions had occurred as of September 30, 1999. The total proceeds of the sale were $48 million ($39 million in cash and $9 million in notes receivable from the buyer) of which $0.5 million is contingent upon certain contractual obligations and will be recognized when these conditions are achieved. Additionally, the Company recorded a reserve of $4.5 million against the notes as the Company believes the collectibility of a certain portion of the notes is uncertain.

    The allocation of the consideration received is as follows:

                                                                      ($000)
                                                                   --------
     Cash and cash equivalents - restricted                        $ 39,000
     Current portion of notes receivable                                307
     Long-term portion of notes receivable                            3,693
                                                                   --------
                                                                   $ 43,000
                                                                   ========


    The disposition of assets and liabilities on the September 30, 1999 balance sheet are as follows:


     Net vessels and equipment                                    $ (22,966)
     Other current assets                                            (1,505)
     Other assets                                                    (1,358)
     Current liabilities                                            (14,895)
     Long-term liabilities                                            8,830
                                                                  ---------
                                                                  $ (31,894)
                                                                  =========

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MARITRANS INC.


Date:   March 6, 2000                      By: /s/ H. William Brown
                                               ---------------------
                                                   H. William Brown
                                                  Chief Financial Officer